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                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BSD Medical Corporation (the "Company") on Form 10-Q for the quarterly period ended February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hyrum A. Mead, President (Principal Executive Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                         /s/ Hyrum A. Mead
                                         ------------------
                                         Hyrum A. Mead
                                         President (Principal Executive Officer)
                                         April 9, 2008





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